Q2 EARNINGS PRESENTATION June 5, 2014 Exhibit 99.2

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the
Company assumes no obligation to update the information included in this report. Such forward-
looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2013. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results o
f operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

NYSE: NAV 2 ND QUARTER 2014 RESULTS Troy Clarke, President & CEO

5 NYSE: NAV Q2 2014 Earnings – 6/05/2014 Agenda Q2 Overview Troy Clarke Financial Results Walter Borst Drive to Deliver Update Jack Allen Summary Troy Clarke

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Transformation:
Guiding Principles & Priorities
2013
2014
• Leading Vehicle Uptime
• Driving a Lean Enterprise
• EBITDA Margin Expansion
• Profitable Market Share
•
Quality
•
Cost
•
Sense of
Urgency
•
Great Products
•
Customer
Satisfaction
•
People
Turnaround:
• Improve Quality
• Hit our Launches
• Deliver 2013 Plans
• Sales Momentum

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
• Exceeded Q2 adjusted EBITDA guidance
• Hit our cash guidance
• Revised Class 6-8 and Bus industry forecast up to 317,000-335,000
• Improving retail market share
• Focus on quality and product performance
• Building momentum with ISB-powered Class 6/7 and Bus products
• Target mid-July deliveries for 9 and 10-liter SCR-powered vehicles
• Increasing structural cost savings
• Challenging economy in Brazil
2nd Quarter Summary

NYSE: NAV FINANCIAL RESULTS Walter Borst, Executive Vice President & CFO

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Income Statement Summary
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
(A)   Amounts attributable to Navistar International Corporation.
$ in millions, except per share
Quarters Ended
April 30,
2014 2013
Traditional Chargeouts
16,900
13,500
Sales and Revenues
$ 2,746
$ 2,526
EBITDA $ (119) $ (116)
Income (Loss) from Continuing Operations, Net of Tax
(A)
(298) (353)
Diluted Loss Per Share from Continuing Operations
(A)
$ (3.66) $ (4.39)

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Q2 2014 Segment Results
Segment Results:
North America Truck $ (134) $ (303)
North America Parts
126 114
Global Operations (150) 32
Financial Services
24 19
Quarters Ended
April 30,
2014 2013
$ in millions

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Q2 2014 EBITDA
$ in millions
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
* Excluding pre-existing warranty and one-time items.
Q2 Guidance*
$25-$75M
11
NYSE: NAV
Q2 2014 Earnings – 6/05/2014
($119)
$82
($42)
($159)
($150)
($100)
($50)
$0
$50
$100
$150
$200
Q2 2014
Actual EBITDA
Pre-existing Warranty
Adjustment
One-time Items Q2 2014
Adjusted EBITDA

Q2 2014 Earnings – 6/05/2014
Q2 2014 Manufacturing Cash Update
$ in millions
* Cash balance includes marketable securities.
**Guidance as provided on 3/5/2014.
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance** Actual
1Q 2014 Manufacturing Cash Balance* $1,099 $1,099
Consolidated EBITDA $25-$75 ($119)
Capex / Cash Interest / Pension & OPEB
Funding
($136) ($118)
Change in Net Working Capital / Debt
Payments / Other
$12-$62 $198
2Q 2014 Manufacturing Cash Balance $1,000 - $1,100 $1,060

1,600
1,400
1,200
1,000
800
600
400
200
-
$1,505
$1,189
$1,164
$1,087
$1,523
$1,099
$1,060
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

NAVISTAR®

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Manufacturing Cash Balances*
* Cash balance includes marketable securities. Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
$ in millions

$1,500
$1,000
$500
$-
$259
$123
$70
$724
$193
$377
$1,424
2014
2015
2016
2017
2018
2019
Thereafter

NAVISTAR®

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Convertible Note Refinancing Transaction
• Issued $411M new Convertible Notes due 2019, reported debt of $367M net of unamortized discount of $44M
• Repurchased $404M notional of the 3% Convertible Notes
• Significantly extended our debt maturity profile
$ in millions
Note: Debt balances on chart, net of unamortized discounts.
Total  manufacturing debt of $3.17 B as reported in 10-Q.

$ Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$576
$751
$757
$1,013
$627
$1,087
$950 - $1,050
2008
2009
2010
2011
2012
2013
Q3 2014 Guidance

NAVISTAR®

Q2 2014 Earnings – 6/05/2014
Guidance: Q3 2014 Manufacturing Cash
$ in millions
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Q3 Manufacturing Cash Balances*
Guidance
Q2 2014 Manufacturing Cash Balance* $1,060
Consolidated EBITDA** $75-$125
Capex/Cash Interest/Pension & OPEB Funding ($125)-($175)
Change in Net Working Capital/Debt Payments/Other ($60)-$40
Q3 2014 Manufacturing Cash Balance* $950-$1,050
* Cash balance includes marketable securities.
** Excluding one-time items and pre-existing warranty

Structural Costs as % of Mfg Revenue

Warranty Expense as % of Mfg Revenue

NAVISTAR®

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Drive to Deliver Metrics
(millions)
0.0%
1.0%
2.0%
3.0%
4.0%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Adjusted EBITDA Margin
11%
12%
13%
14%
15%
16%
17%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Structural Costs % Manufacturing Revenue
2%
4%
6%
8%
10%
12%
Warranty Expense % Manufacturing Revenue
$2,100
$2,200
$2,300
$2,400
$2,500
$2,600
$2,700
$2,800
$2,900
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Manufacturing Revenue
10%
0%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

-2.0%
-1.0%

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Long-term EBITDA Goals
4 Pronged Action Plan to Improve EBITDA
Volume Material Structural Warranty
increase cost savings cost  savings cost reductions
2013 Actual 2014*
2015 Exiting &
Long-term
Class 6 - 8 & Bus industry 301,300 300 - 335,000
G
325 - 350,000
Class 6 - 8 & Bus combined market share 18%
21%
Y
22 - 24%
Material cost
Decrease
G
5% decrease
Structural cost savings $330 million
Additional
$175 million
G
< 10% of sales
Warranty expense
Decrease
G
4 ppt decrease
EBITDA Margin 8 – 10%
* As shown in the fourth  quarter earnings presentation  on 12/20/13

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
•
Positive Q2 adjusted EBITDA beat our guidance
•
Projecting
– Q3: Positive EBITDA
– Q4: Quarter-over-quarter improvement
•
Long-term EBITDA goals on track with increased sales momentum and cost reduction efforts in progress
Summing It Up

NYSE: NAV DRIVE TO DELIVER Jack Allen, Executive Vice President & COO

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
•
Operational Progress
– Warranty spend improving
– New product quality
•
2014 Industry Outlook-U.S. and Canada Retail Sales
– Class 6-8 and Bus forecast 317,000-335,000
– Combined Class 8 forecast 225,000-235,000
Q2 Summary

Medium Truck Class 6/7
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Heavy Truck Class 8
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Severe Service Class 8
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Class 8 Combined
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
U.S. and Canada Class 6-8 Retail Market Share
Launched
DuraStar with
Cummins ISB
Launched
ProStar with
Cummins ISX
Launched
ProStar with
MaxxForce
13L with SCR
Launch
WorkStar with
MaxxForce 9/10
SCR
Q3
2014
Q3
2014
Launch
DuraStar with
MaxxForce 9/10
SCR

22 NYSE: NAV Q2 2014 Earnings – 6/05/2014 • OnCommand Connection • Used truck • Parts • Engineering • Manufacturing • ROIC actions • SG&A • Brazil Drive to Deliver Progress in Q2 2014

NYSE: NAV SUMMARY Troy Clarke, President & CEO

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
•
Revised Class 8 industry to 225,000 - 235,000
•
Exit 2014 Class 6-8 truck and bus share at 21% run rate
•
Increase structural cost reductions to $250 million
•
Deliver manufacturing cost savings of $50-$60 million
•
Drive material cost reductions to offset cost of SCR
•
On track for additional $1,400 cost takeout on 13-liter SCR entering 2015
•
8-10% EBITDA run rate goal by end of 2015
2014 Milestones and Expectations

NYSE: NAV APPENDIX

Dealer Floor Plan

NAVISTAR CAPITAL

a GE Capital program

NAVISTAR®

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Navistar Financial Corporation
Highlights
• Financial Services Segment profit of $24 million for Q2, $47 million YTD
• Total U.S. financing availability of $460 million as of April 30, 2014
• Debt/Equity Leverage of 2.7:1 as of April 30, 2014
• Retail accounts funding facility of $100 million closed in May 2014
Retail Notes Bank Facility
• $840 million facility ($500 million
revolver and $340 million term
loan matures in December 2016)
– Funding for retail notes,
wholesale notes, retail accounts,
and dealer open accounts
• On balance sheet
• NFSC wholesale trust as of April
2014
– $950 million funding facility
– Variable portion matures March
2015
– Term portions mature January
2015 and September 2015
• On balance sheet
• Broader product offering
• Enhanced ability to support large
fleets
• Better access to less expensive
capital

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
A Leader in Several Commercial Vehicle Segments
Class 6/7
Medium-Duty
Retail Market Share:
Q2 2014:   26%
Q1 2014:   17%
Retail Market Share - U.S. and Canada Class 6-8:
Class 8
Severe Service
Retail Market Share:
Q2 2014:   17%
Q1 2014:   19%
Class 8
Heavy
Retail Market Share:
Q2 2014:   14%
Q1 2014:   12%
Combined Class 8
Retail Market Share:
Q2 2014:   15%
Q1 2014:   14%
Three Months Ended
April 30,
2014
January 31,
2014
October 31,
2013
July 31,
2013
April 30,
2013
Traditional Markets (U.S. and Canada)
Class 6 and 7 medium trucks ........................................... 26
%
17% 20%
24%
26%
Class 8 heavy trucks ........................................................ 14
%
12% 14%
12%
12%
Class 8 severe service trucks ...........................................
17
%
19% 20%
18%
22%
Combined Class 8 trucks .......................................... 15
%
14% 16%
14%
15%

(in units)	Three Months Ended April 30, 2014	2013	Change	% Change	Six Months Ended April 30, 2014	2013	Change	% Change
Traditional Markets (U.S. and Canada)								
School buses	**2,700**	2,500	200	8 %	**4,700**	4,500	200	4 %
Class 6 and 7 medium trucks	**5,400**	4,500	900	20 %	**8,600**	8,600	—	— %
Class 8 heavy trucks	**6,700**	4,500	2,200	49 %	**11,200**	9,100	2,100	23 %
Class 8 severe service trucks	**2,100**	2,000	100	5 %	**3,900**	4,400	(500)	(11)%
Total Traditional markets	**16,900**	13,500	3,400	25 %	**28,400**	26,600	1,800	7 %
Military vehicles[A]	**100**	400	(300)	(75)%	**100**	700	(600)	(86)%
Expansion markets[B]	**6,700**	5,900	800	14 %	**12,100**	12,500	(400)	(3)%
Total worldwide units[C]	**23,700**	19,800	3,900	20 %	**40,600**	39,800	800	2 %
Combined Class 8 trucks	**8,800**	6,500	2,300	35 %	**15,100**	13,500	1,600	12 %

NAVISTAR®

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Worldwide Truck Chargeouts
We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. Our “traditional” markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.
(A) All periods presented have been recast to include all militarized units.
(B) Includes chargeouts related to Blue Diamond Truck ("BDT") of 2,100 units and 1,600 units during the three months ended April 30, 2014 and
2013,  respectively, and 4,500 and 3,900 units during the six months ended April 30, 2014 and 2013.
(C) Excludes: (i) RV towables of 1,000 units and 1,700 units during three and six months ended April 30, 2013, respectively, which were related to the Bison Coach trailer business sold in October 2013, and (ii) 200 units and 400 units during the three and six months ended
April 30, 2013, respectively, related to Monaco and WCC, both of which have been classified as discontinued operations.

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Worldwide Engine Shipments
Engine Shipments
Three Months Ended
April 30,
%
Change
Six Months Ended
April 30,
%
Change (in units) 2014

2013

Change
2014

2013

Change
OEM sales-South America...........................
...........................
24,300
30,800  (6,500) (21)%
44,300
  56,400  (12,100) (21)%
Intercompany sales ..................................
10,500
15,100
(4,600) (30)%
20,700
31,600
(10,900) (34)%
Other OEM sales ..................................... 3,000
  2,300
700 30%
5,500
4,200
1,300 31%
Total sales .........................................
37,800
48,200
(10,400) (22)%
70,500
92,200
(21,700) (24)%

12000
10000
8000
6000
4000
2000
0
2/28/05
4/30/05
6/30/05
8/31/05
10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10
6/30/10
8/31/10
10/31/10
12/31/10
2/28/11
4/30/11
6/30/11
8/31/11
10/31/11
12/31/11
2/29/12
4/30/12
6/30/12
8/31/12
10/31/12
12/31/12
2/28/13
4/30/13
6/30/13
8/31/13
10/31/13
12/31/13
2/28/14
4/30/14

Excludes the US portion of IC Bus

NAVISTAR®

30 NYSE: NAV Q2 2014 Earnings – 6/05/2014 U.S. and Canada Dealer Stock Inventory* *Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus.

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: What are your expected 2014 and beyond pension funding requirements?
A: Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2013, we contributed $165 million to meet the minimum required contributions for all plans. We expect to contribute $198 million to our pension plans in 2014.  We currently expect that in
2015 through 2017 the company will be required to contribute at least $174 million per year to our pension plans, depending on asset performance and discount rates.

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Frequently Asked Questions
Q5: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in 2014 and will gradually increase as we utilize available net operating losses (NOLs) and tax credits in future years.
Q6: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2013 the Company has deferred tax assets for U.S. federal NOLs valued at $546 million, state NOLs valued at
$117 million, and foreign NOLs valued at $177 million, for a total undiscounted cash value of $840 million.  In addition to NOLs, the Company has deferred tax assets for accumulated tax credits of $259 million and other deferred tax assets of $1.8 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of FY2013.
Q7: How does your FY 2014 Class 8 industry outlook compare to ACT Research?
A:
Reconciliation to ACT - Retail Sales
ACT*
CY to FY adjustment
Total (ACT comparable Class 8 to Navistar)
Navistar Industry Retail Deliveries Combined Class 8 Trucks 225,000     235,000
Navistar difference from ACT 18,213       8,213
*Source:  ACT N.A. Commercial Vehicle Outlook - May 2014
8.1% 3.5%
Reconciliation to ACT - Retail Sales
ACT*
CY to FY adjustment
Total (ACT comparable Class 8 to Navistar)
(6,204)
U.S. and Canadian Class 8 Truck Sales
2014
249,417
255,543
243,213
2015
256,000
(457)

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Frequently Asked Questions
Q8: What is your manufacturing interest expense for Fiscal Year 2014?
A: Manufacturing interest for 2014 is forecasted at approximately $257 million.
Q9: What should we assume for capital expenditures in Fiscal Year 2014?
A: We expect capital expenditures to be less than $150 million in FY 2014. In comparison, capital expenditures were $167 million for
FY 2013.

(in millions)	April 30, 2014	October 31, 2013
Manufacturing operations		
Senior Secured Term Loan Credit Facility, as Amended, due 2017, net of unamortized discount of $4 for both periods	$ **694**	$ 693
8.25% Senior Notes, due 2021, net of unamortized discount of $21 and $22, respectively	**1,179**	1,178
3.00% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $4 and $26, respectively	**163**	544
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $21 and $23, respectively	**179**	177
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $43	**368**	—
Debt of majority-owned dealerships	**48**	48
Financing arrangements and capital lease obligations	**59**	77
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040	**225**	225
Promissory Note	**15**	20
Financed lease obligations	**205**	218
Other	**35**	39
Total Manufacturing operations debt	**3,170**	3,219
Less: Current portion	**267**	658
Net long-term Manufacturing operations debt	$ **2,903**	$ 2,561

(in millions)	April 30, 2014	October 31, 2013
Financial Services operations		
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019	$ **844**	$ 778
Bank revolvers, at fixed and variable rates, due dates from 2014 through 2019	**1,005**	1,018
Commercial paper, at variable rates, program matures in 2015	**30**	21
Borrowings secured by operating and finance leases, at various rates, due serially through 2018	**51**	49
Total Financial Services operations debt	**1,930**	1,866
Less: Current portion	**689**	505
Net long-term Financial Services operations debt	$ **1,241**	$ 1,361

NAVISTAR®

34 NYSE: NAV Q2 2014 Earnings – 6/05/2014 Outstanding Debt Balances 34 NYSE: NAV Q2 2014 Earnings – 6/05/2014

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International
Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not considered to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

(in millions)	2013 Jan. 31,	2013 Apr 30,	2013 Jul. 31,	2013 Oct. 31,	2014 Jan. 31,	2014 Apr 30,
Manufacturing Operations:						
Cash and cash equivalents	$ 438	$ 465	$ 413	$ 727	$ 503	$ 563
Marketable securities	751	699	674	796	596	497
Manufacturing Cash and cash equivalents and Marketable securities	**$ 1,189**	**$ 1,164**	**$ 1,087**	**$ 1,523**	**$ 1,099**	**$ 1,060**
Financial Services Operations:						
Cash and cash equivalents	$ 59	$ 40	$ 12	$ 28	$ 46	$ 31
Marketable securities	20	34	34	34	34	37
Financial Services Cash and cash equivalents and Marketable securities	**$ 79**	**$ 74**	**$ 46**	**$ 62**	**$ 80**	**$ 68**
Consolidated Balance Sheet						
Cash and cash equivalents	$ 497	$ 505	$ 425	$ 755	$ 549	$ 594
Marketable securities	771	733	708	830	630	534
Consolidated Cash and cash equivalents and Marketable securities	**$ 1,268**	**$ 1,238**	**$ 1,133**	**$ 1,585**	**$ 1,179**	**$ 1,128**

NAVISTAR®

36 NYSE: NAV Q2 2014 Earnings – 6/05/2014 SEC Regulation G Non-GAAP Reconciliations Manufacturing segment cash and cash equivalents and marketable securities reconciliation:

(in millions)	2008 Jul. 31,	2009 Jul. 31,	2010 Jul. 31,	2011 Jul. 31,	2012 Jul. 31,	2012 Oct. 31,
Manufacturing Operations:						
Cash and cash equivalents	$ 558	$ 751	$ 476	$ 413	$ 488	$ 1,059
Marketable securities	18	—	281	600	139	446
Manufacturing Cash and cash equivalents and Marketable securities	**$ 576**	**$ 751**	**$ 757**	**$ 1,013**	**$ 627**	**$ 1,505**
Financial Services Operations:						
Cash and cash equivalents	$ 120	$ 70	$ 39	$ 31	$ 59	$ 28
Marketable securities	—	—	20	20	20	20
Financial Services Cash and cash equivalents and Marketable securities	**$ 120**	**$ 70**	**$ 59**	**$ 51**	**$ 79**	**$ 48**
Consolidated Balance Sheet						
Cash and cash equivalents	$ 678	$ 821	$ 515	$ 444	$ 547	$ 1,087
Marketable securities	18	—	301	620	159	466
Consolidated Cash and cash equivalents and Marketable securities	**$ 696**	**$ 821**	**$ 816**	**$ 1,064**	**$ 706**	**$ 1,553**

NAVISTAR®

37 NYSE: NAV Q2 2014 Earnings – 6/05/2014 SEC Regulation G Non-GAAP Reconciliations Manufacturing segment cash and cash equivalents and marketable securities reconciliation:

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
Adjusted EBITDA reconciliation
:
(A)  Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:
Three Months Ended
April 30,
(in millions) 2014
2013
Loss from continuing operations attributable to NIC, net of tax ...............................................
(298)
(353)
Plus:
Depreciation and amortization expense ............................................................................. 99
142
Manufacturing interest expense
(A)
..................................................................................... 57
73
Less:
Income tax benefit (expense).............................................................................................
(23)
(22)
EBITDA ....................................................................................................................................
$ (119)
$ (116)
(in millions)
Three Months Ended
April 30, 2014
EBITDA (reconciled above) ................................................................................................ ..
$ (119)
Less significant items of:
Asset impairments charges
(A)
...........................................................................................
151
Adjustments to pre-existing warranties
(B)
.........................................................................
$ 42
Restructuring charges
(C)
....................................................................................................
8
201
Adjusted EBITDA ................................................................................................ ................
$ 82
Three Months Ended
April 30,
(in millions) 2014 2013
Interest expense   …………………………………………………………………………. $ 74
$
90
Less:  Financial services interest expense  …………………………………………………
17 17
Manufacturing interest expense   ………………………………………………………….
.
$ 57 $ 73

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
Significant Items Included Within Our Results
______________________
(A) In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit. As a result of the economic downturn in Brazil causing declines in actual and forecasted results, we tested the goodwill of our Brazilian engine reporting unit and trademark for potential impairment. As a result, we determined that the entire $142 million balance of goodwill and $7 million of trademark were impaired.
In the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the North America Truck segment. As a result, certain amortizing intangible assets and long-
lived assets were determined to be fully impaired, resulting in an impairment charge of $19 million that was recognized in the six months ended April
30, 2014.
(B) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available.
Three Months Ended
April 30,
Six Months Ended
April 30,
(in millions) 2014
2013
2014

2013
Expense (income):

Asset impairment charges
(A)
................................................................. $
151
$ —
$
169
$ —
Adjustments to pre-existing warranties
(B)
.............................................
42
164
94

204
Brazilian tax adjustments
(C)
...................................................................
29
—
29

—
Restructuring charges
(D)
.......................................................................
8
6 11

8
Charges related to the Monaco RV divestiture
(E)
...................................
—
25
—

25
Charges for non-conformance penalties
(F)
.............................................
—
12
2
22
Accelerated depreciation
(G)
..................................................................
—
10
—

35
Gain on sales of the Mahindra Joint Ventures
(H)
....................................
—
(28) —

(28)
Legal settlement
(I)
.................................................................................
—
—
—

(35)

NYSE: NAV
Q2 2014 Earnings – 6/05/2014
(C) During the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required, due to a deterioration of operating performance in Brazil, an increase in net operating loss carryforwards, and the impairment of certain Brazilian intangible assets. As a result, we recorded a net expense of $29 million related to establishment of the valuation allowance and tax impact from the impairment of certain intangible assets.
(D) In the second quarter of 2014, we incurred restructuring charges of $8 million related to cost reduction actions that included a reduction-in-force in the U.S.
(E) In May 2013, we divested substantially all of our interest in these operations of Monaco for approximately $19 million of cash. As a result of the divestiture, in the second quarter of 2013, we recorded charges of $25 million relating to the impairment of certain assets and the expected loss from the divestiture, which is included in the Loss from discontinued operations.
(F) The North America Truck segment recorded charges for non-conformance penalties, primarily for certain 13L engine sales.
(G) In the second quarter and first half of 2013, of the total charges for accelerated depreciation, $8 million and $20 million, respectively, was related to certain assets related to the planned closure of our Garland Facility, and $2 million and $15 million, respectively, was primarily related to certain assets affected by the discontinuation of certain engine programs, particularly the MaxxForce15L all of which impacted the North America Truck segment.
(H) In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra for $33 million and recognized a gain of $28 million, which impacted the Global Operations segment.
(I) As a result of the legal settlement with Deloitte and Touche LLP in December 2012, the Company received cash proceeds of $35 million in the first quarter of
2013.
Significant Items Included Within Our Results
The above items, except for the Brazilian tax adjustments, did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012.